Summary Prospectus
June 19, 2022
Short Bitcoin Strategy ProFund
CLASS	TICKER	CUSIP
Investor	BITIX	74318X620
This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated June 19, 2022, and Statement of Additional Information, dated June 19, 2022, and as each hereafter may be supplemented or amended, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProFunds.com/ProFundsinfo; by calling 888-PRO-3637 (888-776-3637) (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@ProFunds.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Important Information About the Fund
Short Bitcoin Strategy ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P CME Bitcoin Futures Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index falls. Longer holding periods, higher Index volatility, and greater inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.
The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full value of their investment within a single day. The Fund does not invest directly in bitcoin nor does it directly short bitcoin. Instead, the Fund seeks to benefit from decreases in the price of bitcoin futures contracts for a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
Wire Fee $10
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor Class
Investment Advisory Fees	0.45%
Other Expenses[1]	0.81%
Total Annual Fund Operating Expenses	1.26%
1
“Other Expenses” are estimated. Other Expenses are expected to include 0.01% of interest expense incurred in the course of implementing the Fund’s strategy.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
	1 Year	3 Years
Investor Class	$128	$400
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

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Principal Investment Strategies
The Fund invests in financial instruments that ProFund Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Fund does not invest directly in bitcoin nor does it directly short bitcoin. Instead, the Fund seeks to benefit from decreases in the price of bitcoin futures contracts for a single day.
Bitcoin is a digital asset, sometimes referred to as a digital currency or “cryptocurrency.” The ownership and operation of bitcoin is determined by participants in an online, peer-to-peer network sometimes referred to as the “Bitcoin Network”. The Bitcoin Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin Network. This is commonly referred to as the Bitcoin Protocol (and is described in more detail in the section entitled “The Bitcoin Protocol” in the Fund’s Prospectus).
The value of bitcoin is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of bitcoin. Ownership and transaction records for bitcoin are protected through public-key cryptography. The supply of bitcoin is determined by the Bitcoin Protocol. No single entity owns or operates the Bitcoin Network. The Bitcoin Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” The price of the bitcoin futures contracts in which the Fund invests may reflect the impact of these forks.
The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index measures the performance of the front-month bitcoin futures contract trading on the Chicago Mercantile Exchange (“CME”). The Index is constructed from futures contracts and includes a provision for the replacement of the Index futures contracts as the contracts approach maturity. This is often referred to as “rolling” a futures contract. The replacement occurs over a five-day roll period every month, effective prior to the open of trading five business days preceding the last trading date of the futures contract. The last trading date of bitcoin futures contracts is the last Friday of the contract month. The Index rolls monthly and distributes the weights 20% each day over the five-day roll period. The Index is published under the Bloomberg ticker symbol “SPBTCFUE.”
In order to obtain inverse or “short” exposure to the Index, the Fund intends to enter into cash-settled bitcoin futures contracts as the “seller.” In simplest terms, in a cash-settled futures market the seller pays the counterparty if the price of a futures contract goes up and receives cash from the counterparty if the price of the futures contract goes down.
In order to maintain its inverse exposure to the Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of backwardation would be expected to adversely affect the performance of the Fund.
Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling short futures contracts that are in contango, the Fund will close its short position by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of contango may positively affect the performance of the Fund.
The Fund expects to gain inverse exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProFund Advisors. Because the Fund intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
While the Fund seeks to invest primarily in bitcoin futures contracts, the Fund also may invest in other instruments as described below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.
•Bitcoin Futures Contracts – Standardized, cash-settled bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). Currently, the only such contracts are traded on, or subject to the rules of, the Chicago Mercantile Exchange (“CME”). The Fund seeks to invest in cash-settled, front-month bitcoin futures. The Fund may also invest in back-month, cash-settled bitcoin futures contracts. Front-month bitcoin futures contracts are those contracts with the shortest time to maturity. Back-month bitcoin futures contracts are those with longer times to maturity.
•Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397

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days or less and exhibit high quality credit profiles, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.
•Borrowing – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing, and use the proceeds for investment purposes.
The Fund does not invest in, or seek direct short exposure to, a current “spot” or cash price of bitcoin. Investors seeking direct inverse exposure to the price of bitcoin should consider an investment other than the Fund.
ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Fund’s daily investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure to the single day returns of the Index, consistent with its investment objective, without regard to market conditions, trends or direction. The Fund seeks investment results for a single day only, measured as the time the Fund calculates its NAV to the next time the Fund calculates its NAV, and not for any other period.
The Fund seeks to engage in daily rebalancing to position its portfolio so that its exposure to the Index is consistent with the Fund’s daily investment objective. The time and manner in which the Fund rebalances its portfolio may vary from day to day at the discretion of ProFund Advisors, depending on market conditions and other circumstances. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no shares issued). As a result, the Fund’s inverse exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no share redemptions). As a result, the Fund’s inverse exposure will need to be increased.
Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period. This will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the return of the Index for the same period. The Fund will lose money if the Index’s performance is flat over time. The Fund can lose money regardless of the performance of the Index, as a result of daily rebalancing, the Index’s volatility, compounding of each day’s return and other factors. See “Principal Risks” below.
The Fund is classified as non-diversified, which means it has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties.
Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
The principal risks described below are intended to provide information about the factors likely to have a significant adverse impact on the Fund’s returns and consequently the value of an investment in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk.
Bitcoin and bitcoin futures are relatively new investments. They are subject to unique and substantial risks, and historically, have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
While the realization of certain of the risks described herein may benefit the Fund because the Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily return of the Index, such occurrences may introduce more volatility to the Fund, which could have a significant negative impact on Fund performance.
•Investment Strategy Risk – The Fund obtains short exposure to bitcoin futures contracts in a manner designed to provide inverse exposure to the single day returns of the Index. The price and performance of bitcoin futures should be expected to differ from a current cash price of bitcoin, which is sometimes referred to as a “spot” price of bitcoin.
•Market and Volatility Risk – The prices of bitcoin and bitcoin futures have historically been highly volatile. The value of the Fund’s inverse exposure to bitcoin futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero.
•Bitcoin Futures Risk – The market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this

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growth will continue. The price for bitcoin futures contracts is based on a number of factors, including the supply of and the demand for bitcoin futures contracts. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for bitcoin futures contracts.
Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to bitcoin futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like bitcoin futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of bitcoin futures contracts and bitcoin may differ and may not be correlated with each other, over short or long periods of time. The performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of bitcoin. To the extent the Fund is invested in back-month bitcoin future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the spot prices of bitcoin.
•Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
•Compounding Risk — The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of the Index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as Index volatility and holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) Index volatility; (b) Index performance; (c) period of time; (d) financing rates associated with inverse exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual volatility, Index and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.
Areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse (-1x) of the performance of the Index.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-90%	90%	890.0%	839.4%	678.8%	469.8%	267.9%
-80%	80%	395.0%	369.7%	289.4%	184.9%	83.9%
-70%	70%	230.0%	213.1%	159.6%	89.9%	22.6%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
70%	-70%	-41.8%	-44.7%	-54.2%	-66.5%	-78.4%
80%	-80%	-45.0%	-47.8%	-56.7%	-68.3%	-79.6%
90%	-90%	-47.9%	-50.6%	-59.0%	-70.0%	-80.6%
100%	-100%	-50.5%	-53.0%	-61.1%	-71.5%	-81.6%
‘
The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the Fund and is not a representation of actual returns. For example, the Fund may incorrectly be expected to achieve a -20% return on a yearly basis if the Index return were 20%, absent the effects of compounding. As the table shows, with a one year Index return of 20% and an Index volatility of 50%, the Fund could be expected to return -35.1%. The Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.
The Fund’s Index was created in January 2022, but has historical data available beginning in December 2017. For the period since December 2017 through July 31, 2021, the Fund’s Index’s annualized historical volatility rate was 77.13%. Due to the Fund’s Index’s limited operating history, the Bloomberg Galaxy Bitcoin Index, a “spot” bitcoin index, is

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used for comparative purposes. The Bloomberg Galaxy Bitcoin Index’s annualized historical volatility rate for the five-year period ended July 31, 2021 was 75.28%. The Bloomberg Galaxy Bitcoin Index’s highest July to July volatility rate during the five-year period was 90.64% (July 31, 2018). The Fund’s Index’s annualized total return performance for the period December 2017 through July 31, 2021 was 24.87%. The Bloomberg Galaxy Bitcoin Index’s annualized total return performance for the five-year period ended July 31, 2021 was 127.29%. Historical index volatility and performance are not indications of what the index volatility and performance will be in the future. The volatility of bitcoin futures contracts may differ from the volatility of the Fund’s Index.
For additional graphs and charts demonstrating the effects of Index volatility and Index performance on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of Daily Objective Funds — The Impact of Compounding” in the Fund’s Prospectus and “Special Note Regarding the Correlation Risks of the Fund” in the Fund’s Statement of Additional Information.
•Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the inverse (-1x) of the percentage change of the Index on such day.
In order to achieve a high degree of inverse correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the Fund from achieving a high degree of inverse correlation with the Index and may expose the Fund to greater leverage risk. Market disruptions or closures, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect inverse (-1x) exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index is volatile, particularly when the Index is volatile at or near the close of the trading day.
A number of other factors may also adversely affect the Fund’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all of the financial instruments in the Index, or its weighting of investment exposure to financial instruments may be different from that of the Index. In addition, the Fund may invest in financial instruments not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, bitcoin and bitcoin futures contracts may trade on markets that may not be open at the same time or on the same day as the Fund. In particular, bitcoin trades 24 hours per day, seven days per week. These differences in trading hours may cause differences between the performance of the Fund and the performance of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its daily investment objective.
•Counterparty Risk — Investing in derivatives and repurchase agreements involves entering into contracts with third parties (i.e., counterparties). The use of derivatives and repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.
The counterparty to a listed futures contract is the clearing organization for the listed future, which is held through a futures commission merchant (“FCM”) acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
•Short Sale Exposure Risk — The Fund seeks to obtain inverse or “short” exposure to bitcoin futures contracts. The risks of

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short exposure include, under certain market conditions, an increase in the volatility and decrease in the liquidity of bitcoin futures contracts. To the extent that, at any particular point in time, bitcoin futures contracts may be thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available financial instruments or counterparties. During such periods, the Fund’s ability to achieve its investment objective, as well as to issue additional shares, may be adversely affected. Obtaining inverse exposure through bitcoin futures contracts may be considered an aggressive investment technique.
•Inverse Correlation Risk — Investors will lose money when the Index rises — a result that is the opposite from traditional index funds. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an investor’s investment, even if the Index subsequently moves lower.
•Bitcoin Risk – Bitcoin is a relatively new innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact bitcoin trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” These holders have the ability to manipulate the price of bitcoin. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and bitcoin trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of bitcoin trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. Alternatively, legal or regulatory changes may increase the acceptance and adoption of bitcoin. The realization of any of these risks could result in increased volatility and in some instances could result in a sharp increase in the value of bitcoin and bitcoin futures.
•Liquidity Risk — The market for the bitcoin futures contracts is still developing and may be subject to periods of illiquidity.
During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of bitcoin futures, which could decrease the correlation between the performance of bitcoin futures and a “spot” price of bitcoin. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the Index.
•Investment Capacity Risk – If the Fund’s ability to obtain inverse exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason including, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements or position limits imposed by the Fund’s futures commission merchants (“FCMs”), the CME, or the CFTC, the Fund would not be able to achieve its investment objective and may experience significant losses. The Adviser may, in its sole discretion and without prior notice, limit or reject purchases of Fund shares. This is often referred to as “closing” the Fund. The Adviser may re-open the Fund in its sole discretion and without prior notice.
•Bitcoin Futures Capacity Risk – If the Fund’s ability to obtain exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, as a result of margin requirements or position limits imposed by the Fund’s futures commission merchants (“FCMs”), the CME, or the CFTC, or if some or all of the Fund’s FCMs exit the business, the Fund may not be able to achieve its investment objective and may experience significant losses. Any disruption in the Fund’s ability to obtain inverse exposure to bitcoin futures contracts will cause the Fund’s performance to deviate from the inverse performance of bitcoin and bitcoin futures. Additionally, the ability of the Fund to obtain inverse exposure to bitcoin futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
•Cost of Futures Investment Risk – As discussed above, when a bitcoin futures contract is nearing expiration, the Fund will “roll” the futures contract. This means it will generally exit its position in such contract and enter into a new position in a bitcoin futures contract with a later expiration date. When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated

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contract at a relatively lower price. Backwardation in the bitcoin futures market may have a significant adverse impact on the performance of the Fund. Both contango and backwardation may cause bitcoin futures to perform differently than spot bitcoin and may limit or prevent the Fund from achieving its investment objective.
•Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure, and leverage on an aggregate basis with the Subsidiary.
•Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return. Borrowing may cause a Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.
•Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”). This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
•Index Performance Risk — The Index is maintained by a third party provider unaffiliated with the Fund or ProFund Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.
•Active Investor Risk —The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund may come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.
•Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on bitcoin futures contracts. As a result, the ability to trade certain securities or financial instruments may be restricted, which may result in the Fund being unable to trade those and other related financial instruments at all and/or cause significant deviations in the performance of bitcoin futures contracts from spot bitcoin. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
•Portfolio Turnover Risk — The Fund may incur high portfolio turnover in connection with managing the Fund’s investment exposure. Additionally, active trading of the Fund’s shares is expected to cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase transaction costs and may result in increased taxable gains. Each of these factors could have a negative impact on the performance of the Fund.
•New Fund Risk — The Fund recently commenced operations, has a limited operating history, and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
•Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest,

FUND NUMBERS :: Investor Class 121 :: Short Bitcoin Strategy ProFund :: 9
and make certain distributions. Please see the section entitled “Tax Risk” in the Statement of Additional Information for more information.
•Valuation Risk — In certain circumstances (e.g., if ProFund Advisors believes market quotations do not accurately reflect the fair value of an investment, or a trading halt closes an exchange or market early), ProFund Advisors may, pursuant to procedures established by the Board of Trustees of the Fund, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProFund Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value. The fair value of the Fund’s bitcoin futures may be determined by reference, in whole or in part, to the cash market in bitcoin. These circumstances may be more likely to occur with respect to bitcoin futures than with respect to futures on more traditional assets. In addition, the bitcoin futures held by the Fund and bitcoin may be traded in markets on days and at times when the Fund is not open for business. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund Shares.
Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProFund Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The minimum initial investment amounts, which may be waived at the discretion of the Fund, are:
•$1,000 for accounts that list a financial professional.
•$1,000 for self-directed accounts.
You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (www.profunds.com).
Tax Information
The Fund’s distributions generally are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-advantaged arrangements. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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P.O. Box 182800
Columbus, OH 43218-2800
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ProFunds®
Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800
Phone Numbers
For Financial Professionals: (888) PRO-5717 (888) 776-5717
For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122
Fax Number: (800) 782-4797
Website Address: ProFunds.com
Investment Company Act File No. 811-08239
BITIX- JUN22